                                                                    Exhibit 20.1

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                         Statement to Certificateholders
                                 March 15, 1999
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL             PRIOR                                                                             CURRENT
                FACE             PRINCIPAL                                                 REALIZED    DEFERRED     PRINCIPAL
  CLASS        VALUE              BALANCE        INTEREST     PRINCIPAL         TOTAL       LOSSES     INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
    A     1,495,963,171.74   145,544,445.51    715,593.52   13,587,260.51   14,302,854.03     0.00        0.00    131,957,185.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,495,963,171.74   145,544,445.51    715,593.52   13,587,260.51   14,302,854.03     0.00        0.00    131,957,185.00
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------                -----------------------------------
               FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                            PASS-THROUGH RATES
--------------------------------------------------------------------------------                -----------------------------------
              PRIOR                                             CURRENT                                          CURRENT
            PRINCIPAL                                          PRINCIPAL                             CLASS      PASS-THRU
 CLASS       FACTOR      INTEREST      PRINCIPAL    TOTAL        FACTOR                                            RATE
--------------------------------------------------------------------------------                -----------------------------------
    A      97.2914630    0.478350      9.082617    9.560967     88.2088460                            A       5.900000 %
--------------------------------------------------------------------------------                -----------------------------------
 TOTALS    97.2914630    0.478350      9.082617    9.560967     88.2088460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com
--------------------------------------------------------------------------------

[Image]      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
-------------------------------------------------------------------------------
                                 MONTHLY REPORT

 I. Monthly Expense Summary
            A. Servicing Fee Disbursement                                               121,287.04

            B. Cash Collateral Account Expense                                                0.00

            C. Total Expenses Paid (per $1000 of Original Principal Amount)                 0.0811

 II. Cash Collateral Account Deposit Amount                                                   0.00

 III. Outstanding Advance Summary
            A. From Prior Period                                                      3,780,535.01

            B. From Current Period                                                    3,831,069.31

            C. Change in Amount Between Periods (Line B - A)                             50,534.30

 IV. Available Cash Collateral Account Information for Due Period
            A. Available Cash Collateral Amount                                      11,219,723.79

            B. Available Cash Collateral Amount Percentage                                  7.7088%

 V. Available Cash Collateral Account Information for Next Period
            A. Available Cash Collateral Amount                                      11,219,723.79

            B. Available Cash Collateral Amount Percentage                                  8.5025%

 VI. Required Cash Collateral Amount
            A. For the Current Collection Period                                     11,219,723.79

            B. For the Next Collection Period                                        11,219,723.79

 VII. Payment Summary for Servicer
            A. Monthly Servicing Fees

                    1. Scheduled Monthly Servicing Fee                                  121,287.04

            B. Monthly Disbursements to Servicer

                    1. Monthly Servicing Fee and Unpaid Servicing Fee                   121,287.04

                    2. Reimbursed Advance Amount                                        175,308.07

                    3. Net Investment Earnings on Certificate Account                         0.00

                    4. Total (Lines 1 thru 3)                                           296,595.11

            C. Advance by Servicer                                                      225,842.37

            D. Net Disbursement to Seller (Lines B - C)                                  70,752.74

 VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct                     0.00

 IX. Disbursements on Cash Collateral Loan
            A. Interest Payment on Loan                                                       0.00

            B. Fees and Expenses on Loan                                                      0.00

            C. Principal Payment on Loan                                                      0.00

 X. Repayment to Seller
            A. From Available Cash Collateral Funds                                      41,111.56

            B. From Certificate Account

                    1. Excess Funds                                                     268,940.70

                    2. Certificate Amount Surplus                                             0.00

                    3. Excess Amount (Lines 1 -2)                                       268,940.70

            C. Excess Amount Paid Seller (Lines A + B)                                  310,052.26

 XI. Recoveries of Defaulted Receivables for Due Period                                 114,946.03

 XII. Recoveries of Interest Delinquencies for Due Period                               175,308.07

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT
-------------------------------------------------------------------------------

 I. Available Amount in the Certificate Account
              A. Credits

                       1. Payments from Obligors Applied to Collection Period

                                              a. Principal Payments                         13,276,172.86

                                              b. Recovery of Advance                           167,589.85

                                              c. Other Interest Payments                       923,907.85

                                              d. Total (A thru C)                           14,367,670.56

                       2. Repurchase Amount from Repurchased Receivables

                                              a. Principal before Cutoff Date                        0.00

                                              b. Interest before Cutoff Date                         0.00

                                              c. Principal Payments                            156,860.55

                                              d. Recovery of Advance                             2,031.98

                                              e. Other Interest Payments                         1,037.66

                                              f. Total (A thru E)                              159,930.19

                       3. Reversal from Defaulted Contracts                                        242.45

                       4. Recovery of Defaulted Receivables                                    114,946.03

                       5. Recovery Amount Before Cutoff Date (Excluding Repurchased
                          Receivables)
                                              a. Principal                                           0.00

                                              b. Interest                                            0.00

                                              c. Total (A thru B)                                    0.00

                       6. Investment Earnings on Certificate Account                                 0.00

                       7. Net Adjustments                                                            0.69

                       8. Advance by Servicer                                                  225,842.37

                       9. Overpayment from Obligors                                                  0.00

                      10. Total Credits                                                     14,868,632.29

              B. Debits

                       1. Overpayments from Obligors                                                 0.00

                       2. Recovery Amount Before Cutoff Date to Seller

                                              a. Principal                                           0.00

                                              b. Interest.                                           0.00

                                              c. Total (Lines A thru B)                              0.00

                       3. Reversal from Defaulted Contracts                                        242.45

                       4. Reimbursement of Advance

                                              a. From Payments of Non-Defaulted Receivables    169,621.83

                                              b. From Recovery of Defaulted Receivables              0.00

                                              c. Total (Lines A thru B)                        169,621.83

                       5. Net Investment Earnings on Certificate Account                             0.00

                       6. Total Debits (Lines 1 thru 5)                                        169,864.28

              C. Total Available Amount                                                     14,698,768.01

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
-------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 II. Reimbursement of Advance on Defaulted Receivables
                A. Recovery of Advance                                                   10,715.90

                B. Unreimbursed Advance from Prior Period                                     0.00

                C. Reimbursed Amount (Min: Lines A and B)                                     0.00

 III. Excess Collections for Collection Period
                A. Excess Spread Amount                                                 314,039.18

                B. Net Recovery of Defaulted Receivables

                      1. Recovery of Defaulted Receivables                              114,946.03

                      2. Reimbursement of Advance                                             0.00

                      3. Net Recovery of Defaulted Receivables (Lines 1-2)              114,946.03

                C. Excess Spread Amount to this Periods Defaulted Receivables

                      1. Balance on Defaulted Receivables

                                                a. Principal                            154,227.10

                                                b. Advanced Interest                      5,686.24

                                                c. Unadvanced Interest                      131.17

                                                d. Total (Lines A thru C)               160,044.51

                      2. Amount Applied to Default Balance (Min: Lines A+B and C.1)     160,044.51

                D. Principal Carryover Shortfall                                              0.00

                E. Adjustment to Excess Collection                                            0.00

                F. Excess Collections                                                   268,940.70

 IV. Scheduled Monthly Disbursements

                A. Unreimbursed Advance on Defaulted Receivables                              0.00

                B. Principal and Interest to Certificateholders

                      1. Monthly Prinicpal

                                                a. From Repurchsed Receivables          156,860.55

                                                b. From Defaulted Receivables           154,227.10

                                                c. Principal Payment                 13,276,172.86

                                                d. Total (Lines A thru C)            13,587,260.51

                      2. Monthly Interest                                               715,593.52

                      3. Unpaid Interest                                                      0.00

                      4. Principal Carryover Shortfall                                        0.00

                      5. Total                                                       14,302,854.03

                C. Servicing Fee to Servicer

                      1. Monthly Servicing Fee                                          121,287.04

                      2. Overdue Monthly Servicing Fee                                        0.00

                      3. Total (Lines 1 thru 2)                                         121,287.04

                D. Total (Lines A thru C)                                            14,424,141.07

 V. Payment Deficiency Amount

                A. Scheduled Monthly Disbursements                                   14,424,141.07

                B. Available Distribution Amount

                      1. Available Amount in Certificate Account                     14,698,768.01

                      2. Excess Collections in Certificate Account                      268,940.70

                      3. Reimbursed Advance on Defaulted Receivables from
                         Excess Spread                                                    5,686.24

                      4. Available Distribution Amount (Lines 1-2-3)                 14,424,141.07

                C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                      0.00


 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 VI. Cash Collateral Account Withdrawal

            A. Available Cash Collateral Amount for the Collection Period                   11,219,723.79

            B. Payment Deficiency Amount                                                             0.00

            C. Cash Collateral Account Withdrawal                                                    0.00

 VII. Disbursements from the Certificate Account with CCA Withdrawal

            A. Available Distribution Amount

                    1. Available Distribution Amount from Certificate Account               14,698,768.01

                    2. Excess Collections                                                      268,940.70

                    3. Cash Collateral Account Withdrawal                                            0.00

                    4. Reimbursed Advance on Defaulted Receivables from Excess Spread            5,686.24

                    5. Available Amount (Lines 1 - 2 + 3 - 4)                               14,424,141.07

            B. Disbursements of Advance on Defaulted Receivables                                     0.00

            C. Disbursements to Certificateholders                                          14,302,854.03

            D. Monthly Servicing Fee and Overdue Servicing Fee                                 121,287.04

            E. Excess Funds from Certificate Account

                    1. Available Amount after Distribution (Lines A - B - C - D)                     0.00

                    2. Excess Collections                                                      268,940.70

                    3. Excess Funds (Lines 1 + 2)                                              268,940.70

 VII. Average Certificate Principal Balance for the Collection Period
            A. Beginning Balance                                                           145,544,445.51

            B. Ending Balance                                                              131,957,185.00

            C. Average Balance (Lines (A + B) / 2)                                         138,750,815.26

 IX. Delinquency and Defaults Information

                    -----------------------------------------------------------
                                                Group 1
                    -----------------------------------------------------------
                                                  Delinquency     Principal
                         Period           Number   Amount          Balance
                    -----------------------------------------------------------
                         30-59 days       692     463,146.80      3,064,132.30
                         60-89 days       140     144,946.71        680,971.52
                         90-119 days       71      94,052.70        380,972.05
                         120+149 days      41      74,870.90        221,002.12
                         150+179 days       9      20,026.01         58,436.37
                         180+209 days      12      27,742.84         58,852.77
                         210+239 days       2       5,470.41         19,480.80
                         240+Days
                         Delinquent         0           0.00              0.00
                         Total            967     830,256.37      4,483,847.93
                    -----------------------------------------------------------

            B. Principal Amount of Loans in Defaulted Receivables                              154,227.10

            C. Delinquency Percentage

                    1. Outstanding Principal Balance for Deliquency >= 60 Days               1,419,715.63

                    2. Portfolio Principal Ending Balance for the Collection Period        131,957,185.00

                    3. Delinquency Percentage                                                      1.0759%

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 X. Portfolio Average Delinquency Rate
            A. Delinquency Rate for Second Prior Period                                                  1.1590%

            B. Delinquency Rate for Prior Period                                                         1.1297%

            C. Delinquency Rate for Current Period                                                       1.0759%

            D. Average Deliquency Rate                                                                   1.1215%

 XI. Portfolio Average Three Due Periods Charge Off Rate
            A. Charge Off Rate for Second Prior Period                                                   0.5130%

            B. Charge Off Rate for Prior Period                                                          0.7477%

            C. Charge Off Rate for Current Period

                    1. Principal Recoveries of Defaulted Receivables                                  95,399.96

                    2. Principal on Defaulted Receivables                                            154,227.10

                    3. Average Pool Balance for Collection Period                                138,750,815.26

                    4. Charge Off Rate (12 * (Lines (2 - 1) / 3)                                         0.5088%

            D. Average Charge Off Rate ((Lines A thru C) / 3)                                            0.5898%

 XII. Required Cash Collateral Amount for Next Collection Period
            A. Cash Collateral Floor Amount

                    1. Maximum Amount                                                             11,219,723.79

                    2. Possible Floor Amount

                            a. Pool Principal Balance at the Beginning of Collection Period      145,544,445.51

                            b. Cumulative Monthly Interest Through Final Distribution Date        22,898,992.76

                            c. Cumulative Monthly Servicing Fee Through Final Distribution Date    3,881,185.21

                            d. Total (Lines A thru C)                                            172,324,623.48

                    3. Cash Collateral Floor Amount (Min: Lines 1 & 2)                            11,219,723.79

            B. Possible Cash Collateral Amount

                    1. Cash Collateral Percentage

                            a. Average Three Period Delinquency Percentage                               1.1215%

                            b. Delinquency Percentage Trigger                                            1.2500%

                            c. Average Three Period Charge Off Rate                                      0.5898%

                            d. Charge Off Rate Trigger                                                   1.2500%

                            e. Maximum Cash Collateral Percentage Specified                              7.0000%

                            f. Minimum Cash Collateral Percentage Specified                              5.0000%

                            g. Cash Collateral Percentage Applied (If a>b or c>d,
                               then e, else f)                                                           5.0000%

                    2. Pool Principal Balance                                                    131,957,185.00

                    3. Possible Amount                                                             6,597,859.25

            C. Required Cash Collateral Amount (Max: Lines A & B)                                 11,219,723.79

 XIII. Deposit to Cash Collateral Account
            A. Excess Funds from Certificate Account                                                 268,940.70

            B. Required Deposit to Cash Collateral Account

                    1. Required Cash Collateral Amount for Next Period                            11,219,723.79

                    2. Available Cash Collateral Amount                                           11,219,723.79

                    3. Cash Collateral Account Withdrawal                                                  0.00

                    4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                                      0.00

            C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                                0.00

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT

 XIV. Memorandum Spread Account Unfunded Amount
            A. Memorandum Spread Account Cap

                    1. Cash Collateral Floor Amount                                               11,219,723.79

                    2. Possible Cap

                            a. Pool Principal Balance                                            131,957,185.00

                            b. Memorandum Spread Account Cap Percentage

                                   1. Average Three Period Charge Off Rate                               0.5898%

                                   2. Minimum Charge Off Rate Trigger                                    1.2500%

                                   3. Average Three Period Delinquency Rate                              1.1215%

                                   4. Minimum Delinquency Percentage                                     1.2500%

                                   5. Minimum Cap Percentage Specified                                   1.0000%

                                   6. Maximum Cap Percentage Specified                                   2.0000%

                                   7. Memorandum Spread Account Cap Percentage
                                      (If 1 (more than/equal to) 2 and 3 (more than/equal to)
                                       then 5 else 6)                                                    1.0000%

                            c. Possible Amount (Lines a * b)                                       1,319,571.85

                    3. Memorandum Spread Account Cap (Max: Lines (1 + 2))                         11,219,723.79

            B. Memorandum Spread Account Amount

                    1. Available Cash Collateral Amount                                           11,219,723.79

                    2. Cash Collateral Account Deposit                                                     0.00

                    3. Cash Collateral Account Withdrawal                                                  0.00

                    4. Principal Balance on Cash Collateral Loan                                           0.00

                    5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)            11,219,723.79

            C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                            0.00

 XV. Available Cash Collateral Payment Funds
            A. Certificate Account Surplus

                    1. Excess Funds from Certificate Account                                         268,940.70

                    2. Memorandum Spread Account Unfunded Amount                                           0.00

                    3. Certificate Account Surplus                                                         0.00

            B. Cash Collateral Account Surplus

                    1. Available Cash Collateral Amount                                           11,219,723.79

                    2. Cash Collateral Account Deposit                                                     0.00

                    3. Cash Collateral Account Withdrawal                                                  0.00

                    4. Required Cash Collateral Amount for Next Period                            11,219,723.79

                    5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)                      0.00

            C. Investment Earnings on Cash Collateral Account                                         41,111.56

            D. Available Cash Collateral Payment Funds                                                41,111.56

 XVI. Scheduled Disbursement on Cash Collateral Loan
            A. Scheduled Interest

                    1. Interest on Deposit Rate Portion                                                    0.00

                    2. Interest on Base Rate Portion                                                       0.00

                    3. Unpaid Interest                                                                     0.00

                    4. Total (Lines 1 thru 3)                                                              0.00

            B. Fees and Expenses

                    1. Fees and Expenses                                                                   0.00

                    2. Overdue Fees and Expenses                                                           0.00

                    3. Total (Lines 1 thru 2)                                                              0.00

            C. Total (Lines A + B)                                                                         0.00

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT

 XVII. Excess From Memorandum Spread Account
            A. Memorandum Spread Account Cap                                                      11,219,723.79

            B. Adjusted Memorandum Spread Account Amount

                    1. Memorandum Spread Account Amount                                           11,219,723.79

                    2. Investment Earnings on Cash Collateral Account                                 41,111.56

                    3. Interest Due to Cash Collateral Loan                                                0.00

                    4. Fees and Expenses to Cash Collateral Loan                                           0.00

                    5. Adjusted Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)   11,260,835.35

            C. Excess from Memorandum Spread Account                                                  41,111.56

 XVIII. Disbursement of Available Cash Collateral Payment Funds
            A. Available Cash Collateral Payment Funds                                                41,111.56

            B. Interest Payment to Cash Collateral Loan                                                    0.00

            C. Fees and Expenses on Cash Collateral Depositor                                              0.00

            D. Principal Payment to Cash Collateral Loan

                    1. Available Disbursement Amount

                            a. Available Amount after Disbursement of Interest, Fees, & Expenses      41,111.56

                            b. From Excess of Memorandum Spread Account                               41,111.56

                            c. Available Disbursement Amount                                               0.00

                    2. Principal Balance on Cash Collateral Loan                                           0.00

                    3. Principal Payment                                                                   0.00

            E. Excess Amount to Seller                                                                41,111.56

 XIX. Available Cash Collateral Amount for Next Distrbution Date
            A. Available Cash Collateral Amount

                    1. Available Cash Collateral Amount                                           11,219,723.79

                    2. Cash Collateral Account Deposit from Certificate Account                            0.00

                    3. Cash Collateral Account Withdrawal                                                  0.00

                    4. Cash Collateral Account Surplus                                                     0.00

                    5. Available Cash Collateral Amount (Lines 1 + 2 - 3 - 4)                     11,219,723.79

            B. Available Cash Collateral Percentage                                                      8.5025%

 XX. Reimbursed Advance
            A. From Payment in Certificate Account                                                   169,621.83

            B. From Excess Spread                                                                      5,686.24

            C. From Certificate Account with Cash Collateral Withdrawal                                    0.00

            D. Total (Lines A thru C)                                                                175,308.07

 XXI. Excess Amount to Seller
            A. From Available Cash Collateral Payment Funds                                           41,111.56

            B. From Certificate Account

                    1. Excess Funds                                                                  268,940.70

                    2. Certificate Account Surplus                                                         0.00

                    3. Excess Amount                                                                 268,940.70

            C Excess Amount to Seller (Lines A thru B)                                               310,052.26

 XXII.  Weighted Average Coupon as of Current Period                                                     9.4823%

 XXIII. Weighted Average Maturity as of Current Period                                              14.60297910

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 March 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

 I. Defaulted Receivables Summary
            A. Beginning Balance

                    1. Principal                                                                   7,673,629.27

                    2. Interest                                                                      302,873.83

                    3. Total                                                                       7,976,503.10

            B. Additions

                    1. Principal                                                                     154,227.10

                    2. Interest                                                                        5,817.41

                    3. Total (Lines 1 thru 2)                                                        160,044.51

            C. Net Recoveries

                    1. Principal                                                                      95,399.96

                    2. Interest                                                                       10,801.98

                    3. Excess                                                                          8,744.09

                    4. Total (Lines 1 thru 3)                                                        114,946.03

            D. Adjustments on Excess from Recoveries                                                   8,744.09

            E. Ending Balance

                    1. Principal                                                                   7,732,456.41

                    2. Interest                                                                      297,889.26

                    3. Total (Lines 1 + 2)                                                         8,030,345.67

 II. Portfolio Delinquency Summary
            A. Beginning Balance                                                                   2,506,267.27

            B. Additions                                                                           2,228,919.35

            C. Recoveries

                    1. From Repurchased Receivables                                                    5,175.68

                    2. Delinquency Adjustments on Matured Contracts                                    1,520.31

                    3. Others                                                                      1,897,964.67

                    4. Total (Lines 1 thru 3)                                                      1,904,660.66

            D. To Defaulted Receivables                                                               37,252.16

            E. Ending Balance                                                                      2,793,273.80

 III. Outstanding Advances Summary
            A. Beginning Balance                                                                   3,780,535.01

            B. Additions                                                                             225,842.37

            C. Reimbursements

                    1. For Defaulted Receivables

                            a. From Receivables Excess Spread                                          5,686.24

                            b. From Cash Collateral Withdrawal                                             0.00

                            c. From Recoveries of Defaulted Receivables                                    0.00

                            d. Total (Lines a thru c)                                                  5,686.24

                    2. Others                                                                        169,621.83

                    3. Total (Lines 1 thru 2)                                                        175,308.07

            D. Ending Balance (Lines A + B - C)                                                    3,831,069.31


 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                       Chase Manhattan Grantor Trust 1995-B
                                  March 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

 IV. Unreimbursed Advances of Defaulted Receivables Summary
            A. Beginning Balance                                                                           0.00

            B. Additions                                                                               5,686.24

            C. Reimbursements

                    1. From Recoveries of Defaulted Receivables                                            0.00

                    2. From Excess Reserve Account                                                     5,686.24

                    3. From Cash Collateral Withdrawal                                                     0.00

                    4. Total                                                                           5,686.24

            D. Ending Balance (Lines A + B - C)                                                            0.00

 V. Maturity Interest Deficiency Summary
            A. Beginning Balance                                                                   2,303,396.87

            B. Additions                                                                              44,484.49

            C. Ending Balance                                                                      2,347,881.36

 VI. Certificate Principal Balance
            A. Beginning Balance                                                                 145,544,445.51

            B. Monthly Principal

                    1. Defaulted Receivables                                                         154,227.10

                    2. Repurchased Receivables                                                       156,860.55

                    3. Principal Payment                                                          13,276,172.86

                    4. Total (Lines 1 thru 3)                                                     13,587,260.51

            C. Ending Balance (Lines A - B)                                                      131,957,185.00

 VII. Automobiles Receivables Balance Summary
            A. Beginning Balance                                                                 145,544,445.51

            B. Automobile Receivable Monthly Principal

                    1. Defaulted Receivables                                                         154,227.10

                    2. Others                                                                     13,433,033.41

                    3. Total (Lines 1 thru 2)                                                     13,587,260.51

            C. Ending Balance                                                                    131,957,185.00

 VII. Automobiles Tally Summary
            A. Beginning Number of Receivables                                                           33,692

            B. Additions                                                                                      0

            C. Deductions

                    1. Repurchased Receivables                                                               20

                    2. Defaulted Receivables                                                                 33

                    3. Matured Receivables                                                                1,231

                    4. Total (Lines 1 thru 3)                                                             1,284

            D. Ending Number of Receivables                                                              32,408

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION